(logo) Fidelity Investments®||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	FPCMS 82 Devonshire Street Boston MA 02109-3614 617-563-7000

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	July 7, 2005

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Attn: Christian Sandoe

RE:	Fidelity Destiny Portfolios (the trust):
Destiny I
Destiny II (the funds)
File Nos. (002-34099) and (811-01796)
Post-Effective Amendment No. 75

Ladies and Gentlemen:

Pursuant to Rule 8b-16 under the Investment Company Act of 1940, as amended, Regulation S-T and Rule 485(b) under the Securities Act of 1933, as amended, transmitted herewith on behalf of the trust is Post-Effective Amendment No. 75 to the trust's current effective Registration Statement on Form N-1A. This transmission contains a conformed signature page, the manually signed original of which, executed pursuant to Powers of Attorney dated June 14, 2001 and January 1, 2005, is maintained at the offices of the trust. This filing also includes a conformed copy of the manually signed consent of the trust's independent registered public accounting firm, the original of which is maintained at the offices of the trust.

This filing includes the Prospectuses and Statement of Additional Information for Fidelity Advisor Destiny I Fund Class A, Class T, Class B, Class C, and Institutional Class shares of Destiny I and Fidelity Advisor Destiny II Fund Class A, Class T, Class B, Class C, and Institutional Class shares of Destiny II. Each fund's Prospectus and SAI, as filed herein, has been tagged to indicate modifications and editorial changes made since the filing of Post-Effective Amendment No. 74. The funds may be marketed through banks, savings and loan associations, or credit unions.

An effective date of July 11, 2005 is elected by the trust pursuant to Rule 485(b).

Please contact Jeanette Webster at (617) 392-2662 in connection with any questions or comments regarding this filing.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	Very truly yours,

/s/ Colin McDevitt
Colin McDevitt
Legal Product Group